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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 29, 2000


                                   AMBI Inc.
                                   ---------
             (Exact Name of Registrant as Specified in its Charter)


            New York                       1-12106             11-2653613
            --------                       -------             ----------
(State or other jurisdiction of          (Commission        (I.R.S. Employer
incorporation or organization)           File Number)     Identification Number)


4 Manhattanville Road, Purchase, New York         10577
-----------------------------------------         -----
(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number including Area Code:  (914) 701-4500
                                                    -------------------


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Item 5.  Other Events

         Fredric D. Price resigned as President, Chief Executive Officer, and a Director of AMBI Inc., and Gail Montgomery was elected President, Chief Executive Officer, and a Director of AMBI Inc., as announced in the attached Press Release dated October 2, 2000.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  99.1 - AMBI Inc. Press Release dated October 2, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMBI Inc.


                                         By: /s/ Benjamin T. Sporn
                                             -----------------------------------
                                             Benjamin T. Sporn
                                             Senior Vice President and secretary

Date:  October 2, 2000